                                                    EXHIBIT (10)S



                      McKESSON CORPORATION
                   1988 RESTRICTED STOCK PLAN

               (As Amended through March 30, 1994)


I.   GENERAL

     1. Definitions. Whenever used herein, the following terms shall have the meanings set forth below:

          (a) "Approved Retirement" shall mean any termination of employment with the Corporation after attainment of age 65
(except termination for cause) or any retirement before age 65 with the approval of the Board.

          (b) "Board" means the Board of Directors of the Corporation.

          (c) "Committee" means the Compensation Committee of the Board, which shall consist of not less than three members of the Board who shall be appointed by and serve at the pleasure of the Board and who shall be "disinterested" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). No person who is a Participant may be a member of said Committee, and any person who is appointed a member of said Committee and who accepts such appointment shall, by virtue thereof, be ineligible thereafter to be granted a Restricted Stock Grant under the Plan.

          (d)  "Corporation" means McKesson Corporation, a
Delaware corporation.

          (e) "Disability" or "Disabled" shall mean (1) a physical or mental condition which, in the judgment of the Committee based on competent medical evidence satisfactory to the Committee, including, if required by the Committee, medical evidence obtained by an examination conducted by a physician selected by the Committee, renders an individual unable to engage in any substantial gainful activity for the Corporation and which impairment is likely to result in death or to be of long continued and indefinite duration, or (2) a judicial declaration of incompetence.

          (f) "Eligible Employee" means any employee of the Corporation or any Subsidiary (including employees who are directors and/or officers) who, as determined by the Committee in its sole discretion, has and exercises management functions and responsibilities.

          (g) "Participant" means an individual to whom a Restricted Stock Grant is granted under the Plan.

          (h)  "Plan" means the 1988 Restricted Stock Plan of the
Corporation as described herein.

          (i) "Restricted Stock Grant" or "Grant" means a grant described in Part II of the Plan which is made by the Corporation and approved by the Committee under and pursuant to the Plan.

          (j) "Stock" means the Common Stock, $2.00 par value, of the Corporation.

     (k) "Subsidiary" means a subsidiary of the Corporation or an unincorporated organization controlled, directly or indirectly, by either voting or equity control, by the Corporation, including subsidiaries or unincorporated organizations which may be created or acquired while the Plan is in effect.

     2. Purpose. The purpose of the Plan is to aid the Corporation and its Subsidiaries in attracting, retaining and motivating management employees with outstanding ability, competence and potential. The Plan provides such employees with a proprietary interest in the Corporation's success and progress by granting to them shares of Stock in accordance with the terms and conditions set forth below.

     3. Administration. The Plan shall be administered by the Committee. Subject to all the applicable provisions of the Plan, the Committee is authorized to approve Restricted Stock Grants in accordance with the Plan, to construe and interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations and to take all actions necessary or advisable for the Plan's administration. The Committee shall act by vote or written consent of a majority of its members. Whenever the Plan authorizes or requires the Committee to take any action, make any determination or decision, or form any opinion, then any such action, determination, decision or opinion by or of the Committee shall be in the absolute discretion of the Committee and shall be final and binding upon all persons in interest, including the Corporation, its shareholders, and all Eligible Employees.

     4. Shares of Stock Under the Plan. There may be granted under the Plan an aggregate of not more than 525,000 shares of Stock, subject to adjustment as provided in Section 3 of Part III of the Plan. Shares of Stock granted under the Plan shall be treasury shares. If, on or before termination of the Plan, any shares of Stock shall be reacquired by the Corporation pursuant to the termination provisions described in Section 1 of Part II of the Plan or in the instruments evidencing the making of

Restricted Stock Grants, such shares may again be granted under the Plan. Prior to the making of Restricted Stock Grants, the Corporation shall be under no obligation to reserve or retain in its treasury any particular number of shares of Stock at any time, and no particular shares of Stock, whether issued or held as treasury Stock, shall be identified as being available for future Restricted Stock Grants under the Plan.

     5. Participants. From time to time the Committee shall, in its sole discretion, but subject to all of the provisions of the Plan, determine which Eligible Employees will be granted Restricted Stock Grants under the Plan and the number of shares of Stock to be granted to each Participant and the terms, conditions and restrictions of each such Restricted Stock Grant. In making such determinations, the Committee shall take into account the nature of services rendered and to be rendered by the respective recipients, their present and potential contribution to the Corporation's success and such other factors as the Committee in its discretion deems relevant to the accomplishment of the purposes of the Plan. In any year, the Committee may approve the grant to any Eligible Employee of Restricted Stock Grants subject to differing terms and conditions. The Committee's decision to approve the grant of a Restricted Stock Grant to an employee in any year shall not require the Committee to approve the grant of a Restricted Stock Grant to that employee in any other year or to any other employee in any year; nor shall the Committee's decision with respect to the number of shares of Stock or the terms, conditions and restrictions applicable to any Restricted Stock Grant to be made to an employee in any year, require the Committee to approve the grant of the same number of shares of Stock or of Restricted Stock Grants with the same terms, conditions and restrictions to that employee in any other year or to any other employee in any year. The Committee shall not be precluded from approving the grant of a Restricted Stock Grant to any Eligible Employee solely because such employee previously may have been granted a Restricted Stock Grant under the Plan.

      6. Rights with Respect to Shares of Stock. An Employee to whom a Restricted Stock Grant has been made shall be notified of the Grant. Upon written acceptance of the Grant by the Eligible Employee, including the restrictions and other terms and conditions described in the Plan and in the instrument evidencing such Grant, the Corporation shall cause to be issued or transferred to the name of the Eligible Employee a certificate or certificates for the number of shares of Stock granted, subject to the provisions of Part II hereof (including those related to custody arrangements that may be established). The date of issue or transfer of such shares of Stock on the books of the Corporation shall be deemed to be the date of grant (hereinafter, "date of grant") of the Restricted Stock Grant for all purposes of the Plan. From and after the date of grant, the Eligible

Employee shall be a Participant and shall have absolute ownership of such shares of Stock, including the right to vote and to receive dividends thereon, subject to the terms, conditions and restrictions described in the Plan and in the instrument evidencing the grant of such Restricted Stock Grant.

     7. Employment. In the absence of any specific agreement to the contrary, no grant of a Restricted Stock Grant to a Participant under the Plan shall affect any right of the Corporation or any Subsidiary to terminate, with or without cause, the Participant's employment at any time.


II.  RESTRICTED STOCK

     Each Restricted Stock Grant made under the Plan shall contain the following terms, conditions and restrictions and such additional terms, conditions and restrictions as may be determined by the Committee; provided, however, that no Restricted Stock Grant shall be subject to additional terms, conditions and restrictions which are more favorable to a Participant than the terms, conditions and restrictions set forth elsewhere in this Plan.

     1. Restrictions. Until the restrictions imposed on any Restricted Stock Grant shall lapse, shares of Stock granted to a Participant pursuant to a Restricted Stock Grant,

          (a) shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of, and

          (b) shall, if the Participant's continuous employment with the Corporation or any Subsidiary shall terminate for any reason, except as provided in Section 3 of this Part II, be returned to the Corporation forthwith, and all the rights of the Participant to such shares shall immediately terminate; provided, that if the Committee, in its sole discretion, shall within ninety (90) days of such termination of employment, notify the Participant in writing of its decision not to terminate the Participant's rights in such shares, then the Participant shall continue to be the owner of shares of Stock subject to such continuing restrictions as the Committee may prescribe in such notice. If the Participant's interests in the shares of Stock granted pursuant to a Restricted Stock Grant shall be terminated, such Participant shall forthwith deliver or cause to be delivered to the Secretary or any Assistant Secretary of the Corporation the certificate(s), if any, previously delivered to the Participant for such shares of Stock, accompanied by such endorsement(s) and/or instrument(s) of transfer as may be required by the Secretary or any Assistant Secretary of the Corporation.

     2. Lapse of Restrictions. Subject to the provisions of this Plan and the related award agreements, the restrictions imposed on any Restricted Stock Grant shall commence with the date of the grant and continue during a period set by the Committee. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate. Notwithstanding the foregoing, the Committee may accelerate the lapsing of restrictions on a Restricted Stock Grant under such terms and conditions as may be appropriate.

     3. Termination of Employment by Reason of Death, Disability, or Approved Retirement. Any provisions of Section 1 of this Part II to the contrary notwithstanding, if a Participant who has been in the continuous employment of the Corporation or a Subsidiary since the date of grant of a Restricted Stock Grant to such Participant shall, while in such employment, be terminated as a result of Death, Disability, or Approved Retirement, then the restrictions imposed on any Restricted Stock Grant shall lapse as to all shares of Stock granted to such Participant pursuant to such Restricted Stock Grant on the date of such event.

     4. Change in Control. In the event of a Change in Control of the Corporation, all restrictions on outstanding Restricted
Stock Grants shall immediately lapse.

          For purposes of this Plan, a "Change in Control" of the Corporation shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall occur:

               (a) any "person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as such term is modified in Sections 13(d) and 14(d) of the Exchange Act), excluding the Corporation or any of its subsidiaries, a trustee or any fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly, by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities; or

               (b) during any period of not more than two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Corporation to effect a transaction described in clause
(a), (c) or (d) of this paragraph) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

               (c) the shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Corporation's then outstanding securities; or

               (d) the shareholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

     Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the holders of the Corporation's Common Stock immediately prior to such transaction or series of transactions continue to have the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately prior to such transaction or series of transactions.

     5. Special Forfeiture and Repayment Rules. Any provisions of this Plan to the contrary notwithstanding, if the Committee determines that a Participant has engaged in any of the actions described in (c) below, the consequences set forth in (a) and (b) below shall result:

          (a) Any Restricted Stock Grant made on or after October 27, 1993 as to which the restrictions have not lapsed shall immediately and automatically be forfeited and the shares representing such Grant shall be returned to the Corporation and all of the rights of the Participant to such shares shall immediately terminate;

          (b) If the restrictions imposed on any Restricted Stock Grant made on or after October 27, 1993, lapsed within six months prior to the date the Corporation discovered that the Participant engaged in any action described in (c) below, the Participant, upon written notice from the Corporation, shall immediately pay to the Corporation the economic value realized or obtained with respect to such Restricted Stock Grant, measured at the date the Restricted Stock Grant vested.

          (c) The consequences described in (a) and (b) above shall apply if the Participant, either before or after termination of employment with the Corporation or any Subsidiary:

               (i) Discloses to others, or takes or uses for his own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know-how belonging to the Corporation or any Subsidiary and obtained by the Participant during the term of his employment, whether or not they are the Participant's work product. Examples of such confidential information or trade secrets include (but are not limited to) customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of information as to which the Participant knows or has reason to know that the Corporation or any Subsidiary intends or expects secrecy to be maintained;

               (ii) Fails to promptly return all documents and other tangible items belonging to the Corporation or any Subsidiary in the Participant's possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;

               (iii) Fails to provide the Corporation with at least thirty (30) days' written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Corporation or any Subsidiary. As used herein, "business in competition" means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Corporation or any Subsidiary at the time of the termination of the Participant's employment with the Corporation or any Subsidiary;

               (iv) Fails to inform any new employer, before accepting employment, of the terms of this section and of the Participant's continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Corporation or any Subsidiary and obtained by the Participant during the term of his employment with the Corporation or any Subsidiary;

               (v) Induces or attempts to induce, directly or indirectly, any of the customers of the Corporation or any

Subsidiary, employees, representatives or consultants to terminate, discontinue or cease working with or for the Corporation or any Subsidiary, or to breach any contract with the Corporation or any Subsidiary, in order to work with or for, or enter into a contract with, the Participant or any third party; or
               (vi) Engages in conduct which is not in good faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Corporation or any Subsidiary.

     The Committee shall determine in its sole discretion whether the Participant has engaged in any of the acts set forth in (i) through (vi) above, and its determination shall be conclusive and binding on all interested persons.

     Any provision of this section which is determined by a court of competent jurisdiction to be invalid or unenforceable shall be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this section.

     6.   Agreement by Participant Regarding Withholding Taxes.
Each Participant granted a Restricted Stock Grant shall be subject to the following rules (as modified by the provisions of Section 7 of this Part II):

          (a)  No later than the date as to which the
restrictions imposed on any Restricted Stock Grant shall lapse, such Participant must pay to the Corporation, or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to the shares of Stock subject to the Restricted Stock Grant.

          (b) The Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to the shares of Stock subject to the Restricted Stock Grant.

          (c) A Participant may make an election to have the Corporation retain some portion of the Restricted Stock Grant to satisfy tax withholding requirements. The election must be made in accordance with the following conditions:

               (i) The election is made prior to the date on which the amount to be withheld is determined;

               (ii) The election is irrevocable;

               (iii) The election is subject to the approval of the Committee;

               (iv) The election is made on or after August 1, 1992;

               (v)  If the Participant is an officer of the
Corporation within the meaning of Section 16 of the Securities Exchange Act of 1934, the election is made during the ten-day period beginning on the third business day following the date of release of the Corporation's quarterly and annual summary statements of sales and earnings.

     If a qualifying election is made, then upon the lapse of restrictions, the Corporation will retain the number of shares of stock having a value equal to the amount necessary to satisfy any withholding requirements. Calculation of the number of shares to be withheld shall be made based on the composite closing price of the Stock on the New York Stock Exchange on the date that the restrictions lapse. In no event, however, shall the Corporation be required to issue fractional shares of Stock.

     The Committee shall be authorized to establish such rules, forms and procedures as it deems necessary to implement the foregoing.

     7. Election to Recognize Gross Income in the Year of Grant. If any Participant properly elects within thirty (30) days of the date of grant, to include in gross income for federal income tax purposes an amount equal to the fair market value of the shares of Stock granted on the date of grant, such Participant shall pay to the Corporation, or make arrangements satisfactory to the Committee to pay to the Corporation in the year of such grant, any federal, state or local taxes required to be withheld with respect to such shares. If such Participant shall fail to make such payments, the Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to such shares of Stock.

     8. Restrictive Legend; Certificates May be Held in Custody. Each certificate evidencing shares of Stock granted pursuant to a Restricted Stock Grant may bear an appropriate legend referring to the terms, conditions and restrictions described in the Plan and in the instrument evidencing the Restricted Stock Grant. Any attempt to dispose of such shares of Stock in contravention of such terms, conditions and restrictions shall be invalid. As provided in Section 6 of Part I, the Committee may enact rules which provide that the certificates evidencing such shares may be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody, until restrictions thereon shall have lapsed.

     9. Assignability. Except as provided in Section 10 of this Part II, no benefit payable under or interest in the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of any Participant or beneficiary. If any Participant or beneficiary shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit payable under or interest in the Plan, then the Committee in its discretion may hold or apply such benefit or interests or any part thereof to or for the benefit of such Participant or his beneficiary, his spouse, children, blood relatives, or other dependents, or any of them, in such manner and in such proportions as the Committee may consider proper.

     10. Designation of Beneficiary. Each Participant who shall be granted a Restricted Stock Grant under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiaries with the Committee on a form to be prescribed by it; provided, that no such designation shall be effective unless received prior to the death of such Participant.

    11. Restrictions upon Making of Restricted Stock Grants. The registration or qualification under any federal or state law of any shares of Stock to be granted pursuant to Restricted Stock Grants or the resale or other disposition of any such shares of Stock by or on behalf of the Participants receiving such shares may be necessary or desirable as a condition of or in connection with such Restricted Stock Grants, and, in any such event, if the Committee in its sole discretion so determines, delivery of the certificates for such shares of Stock shall not be made until such registration or qualification shall have been completed.

   12. Restrictions Upon Resale of Stock. If the shares of Stock that have been granted to a Participant pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended ("Securities Act"), pursuant to an effective registration statement, such Participant, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of Stock acquired by such Participant pursuant to the Plan will not be sold except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under said Act and
(ii) that such Participant is acquiring such shares of Stock for his or her own account and not with a view to the distribution thereof.

III. MISCELLANEOUS

     1. Effective Date of the Plan. The Plan shall become effective upon its adoption by the Board, subject to the approval thereof by the stockholders of the Corporation having at least a majority of the voting power of all stock of the Corporation present in person or represented by proxy and entitled to be voted thereon at the Annual Meeting of Stockholders of the Corporation to be held on July 27, 1988 or any reconvened sessions thereof. Notwithstanding the provisions of Section 6 of
Part I, Participants shall not have the right to vote or receive dividends on shares of Stock granted pursuant to Restricted Stock Grants until the stockholders of the Corporation have approved the Plan. Should the stockholders of the Corporation fail to approve the Plan, the Plan and all outstanding Restricted Stock Grants thereunder shall be null and void.

     2. Duration of Plan. The Plan shall remain in effect from the effective date until terminated by the Board of Directors of the Corporation. Termination of the Plan shall not affect any Restricted Stock Grants previously granted pursuant thereto, which shall remain in effect until their restrictions shall have lapsed, all in accordance with their terms.

     3. Adjustments Upon Changes in Capitalization. If there shall be any change in the Stock subject to the Plan or the Stock subject to any Restricted Stock Grant and/or Restricted Incentive Stock Grant (as described in Part IV) granted hereunder, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2%), or other change in the corporate structure of the Corporation, appropriate adjustments shall be made by the Committee in the aggregate number of shares subject to the Plan and the number of shares subject to outstanding Restricted Stock Grants and/or Restricted Incentive Stock Grants in order to preserve, but not to increase, the benefits of the Participant. If the Corporation shall not be the surviving corporation in any merger, consolidation, or reorganization, shares of Stock which are converted into common stock or other securities of the surviving corporation shall be subject to the same terms, conditions and restrictions as applicable to such shares of Stock immediately prior to conversion, unless such terms, conditions and restrictions have lapsed pursuant to Section 3 of Part II hereof.

     For purposes of the foregoing, a change in the Stock subject to the Plan or the Common Stock subject to any Restricted Stock Grant granted hereunder shall include an extraordinary dividend or other extraordinary distribution (whether in cash, property, securities or any combination thereof) with respect to such Stock. Notwithstanding the first sentence of this Section 3, if the Committee determines that a change (as hereinabove described) shall have occurred in the Stock subject to the Plan or the Stock subject to any Restricted Stock Grant granted hereunder, and that adjustments in the aggregate number of shares subject to the Plan and in the number of shares subject to outstanding Restricted Stock Grants will not adequately preserve the benefits of the Participant, then the Committee shall make such other adjustments or arrangements (including providing for the issuance of cash, property and/or securities in addition to or in lieu of shares of Stock following such change) as in its sole judgment will be adequate for such purpose.

     4. Expenses of Plan. The expenses of the Plan shall be borne by the Corporation.

     5. Amendment or Termination. The Board may, by resolution, amend or terminate the Plan at any time; provided, however, that, subject to the provisions of Section 3 of this
Part III, the Board may not, without approval by the holders of a majority of the shares of Stock represented at a meeting of stockholders called for that purpose, increase the number of shares of Stock which may be granted under the Plan, change the class of management employees eligible to participate in the Plan, or otherwise materially increase the benefits accruing to Participants under the Plan or materially modify the requirements with respect to eligibility for participation in the Plan. In the event that a Restricted Stock Grant has been made to a Participant, then no amendment of the Plan after the date as of which such Restricted Stock Grant was made, shall adversely affect any right of such Participant with respect to such Restricted Stock Grant without the written consent of such Participant.

IV.  RESTRICTED INCENTIVE STOCK

     The Committee is authorized to approve Restricted Incentive Stock Grants ("RIS Grants") to Eligible Employees with respect to nonqualified stock options granted to them by the Corporation on or after February 3, 1988 ("Stock Options"). The Committee, in its discretion, shall grant RIS Grants to optionees in order to encourage them to hold shares of Stock following exercise of Stock Options. RIS Grants shall be issued in accordance with the provisions of the Plan applicable to Restricted Stock Grants and shall have the same terms, conditions and restrictions as Restricted Stock Grants (except for the provisions of Section 2 of Part II of the Plan). In addition, RIS Grants shall have the following terms, conditions and restrictions:

     1. On the date of exercise of a Stock Option (the "Exercise Date"), the optionee who is the recipient of an RIS Grant shall designate to the Secretary or Assistant Secretary of the Corporation the number of Stock Option shares (the "Option Shares") with respect to which he or she desires to receive shares of Stock pursuant to the RIS Grant.

     2. On the Exercise Date, an optionee shall be awarded, pursuant to a RIS Grant, one share of Stock for every ten Option
Shares.

     3. The Corporation shall hold certificates evidencing shares of Stock granted pursuant to an RIS Grant and the related
Option Shares.

     4. The restrictions imposed on any RIS Grant shall lapse on the third anniversary of the Exercise Date provided that the related Option Shares have not been sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of prior to such third anniversary. If the related Option Shares have been so disposed of, then all rights to the shares granted pursuant to the RIS Grant shall immediately terminate.